United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report: January 24, 2005

                         Commission File Number: 0-31987


                              TEXHOMA ENERGY, INC.

              Nevada                                   20-4858058
 (Jurisdiction of Incorporation)            (I.R.S. Employer Identification No.)


               2200 POST OAK BLVD. SUITE 340 HOUSTON, TEXAS 77056
                                 (713) 457-0610


     The Registrant is filing this amended Form 8-K to include audited financial statements in connection with its acquisition of 40% of Black Swan Petroleum Pty. Ltd. ("BSP") presented in GAAP Format. The BSP financial statements included in the Registrant's initial Form 8-K filing on January 25, 2005 were not in U.S. GAAP format and the Registrant desires that the BSP financial statements included in this amended Form 8-K replace and supersede the financial statements included in the Registrant's January 25, 2005 Form 8-K filing. In connection with this amended Form 8-K filing, the Registrant has shortened and updated its original disclosure under Item 2.01, to provide an update regarding the operations of BSP, however, Sections 5.01 and 5.02 of this amended Form 8-K remain substantially the same as originally filed by the Registrant on January 25, 2005, and potential investors should review the Registrant's current Form 8-K filings for more up to date information on the Registrant's operations.

                -------------------------------------------------

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION

On November 19, 2004, Texhoma Energy, Inc., (the "Company"), filed a current report on Form 8-K disclosing that it had entered into a Share Sale and Purchase Agreement on October 27, 2004 (the "Agreement") to acquire a 40% shareholding in the capital of Black Swan Petroleum Pty. Ltd. ("BSP"). BSP held a 100% interest in Block B7/38, a Petroleum Exploration Concession (the "Petroleum Concession") in offshore Thailand. The Petroleum Concession was operated by BSP and is located in the Chumphon Basin, Gulf of Thailand, adjacent to the Eastern Thai coastline, in water depths averaging 20 meters. The Company agreed to issue 56,000,000 (post split) shares of common stock and pay $150,000 to Capersia Pte. Ltd. upon completion of the acquisition on November 5, 2004.

Two exploration wells were drilled on the Petroleum Concession in February and March 2005; however, these wells proved void of commercially viable hydrocarbons. In June 2005, the shareholders of BSP, including the Company, decided to discontinue the exploration efforts on the Petroleum Concession and the Petroleum Concession was relinquished back to the government of Thailand. Therefore, the Petroleum Concession currently has no value to the Company.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGE OF CONTROL OF REGISTRANT

INFORMATION STATEMENT

On July 9, 2004, the Board of Directors of the Company (then Make Your Move, Inc.), authorized and approved, an asset purchase agreement to acquire all of the capital interest of Texhoma Energy LLC pursuant to asset purchase agreements entered into between the Company and each of the members of Texhoma Energy LLC.

The Board of Directors of the Company also approved, on July 9, 2004, the merger of Texhoma Energy Corporation, by way of parent/subsidiary merger pursuant to
Section 92A.180 of the Nevada Revised Statutes, with the Company being the surviving entity. Shareholder approval for this merger was not required under
Section 92A.180 of the Nevada Revised Statutes. Upon completion of the merger, the Company's name was to be changed to "Texhoma Energy Inc.", or a substantially similar name. The Board of Directors of the Company further approved the increase of authorized shares of common stock from 50,000,000 to 200,000,000 shares.

Therefore,  an  Information  Statement (the "information Statement") pursuant to
Section  14(f)  of  the  Securities  Exchange  Act of 1934, as amended, and rule
14(f)-1 thereunder, was prepared and filed with the Securities and Exchange Commission on September 2, 2004. The Information Statement was mailed to the Company's shareholders, not less than ten days prior to the change in a majority of the Company's directors otherwise than at a meeting of the Company's shareholders.

The Company closed the acquisition on August 30, 2004, and the Company issued 20,000,000 shares of the Company's common stock to members of Texhoma Energy LLC. As a result of the issuance, there was a change of control of the Company, with 45,337,798 shares of the Company's common stock outstanding, of which approximately 44.1% were owned by the former shareholders of Texhoma Energy LLC. No action was required by the shareholders of the Company in connection with the election or appointment of the Designee to the Board.

On September 20, 2004, the Company amended its Articles of Incorporation to effect a name change from Make your Move, Inc. to Texhoma Energy, Inc, and increase its authorized capital to 200,000,000 shares, with a $0.001 par value.

However, as stated in Item 1.02 of the Form 8-K filed on November 10, 2004, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933, there was a termination of the material definitive agreement, referenced in the Information Statement, following a meeting of the Board of Directors on November 5, 2004, at which a discussion was held concerning the acquisition of the Ahrens and Hubach wells. The Board of Directors of the Company determined that director nominees Mr. Jurgen Wolf and Mr. Dennis Petke did not comply with the material definitive agreement in regards to providing updated engineering reports for the Hubach and Ahrens wells. These updated engineering reports were required in order to confirm the approximate production capacity of the wells, and Mr. Wolf and Mr. Petke were responsible for providing these reports. However, no reports were produced, and the Board of Directors of the Company cancelled the agreement for non-compliance. The 20,000,000 shares issued in relation to this transaction were returned to treasury for cancellation.

FORWARD STOCK SPLIT

On October 14, 2004 the Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, a forward stock split of up to one-to-four of the Company's issued and outstanding shares of common stock. The matters upon which shareholder action was taken pursuant to the October 14, 2004, 2004 written consent included approval and authorization for the Board of Directors to effect the forward stock split, which was effected on approximately November 9, 2004. The forward stock split increased the Company's issued and outstanding shares of common stock from 25,203,063 shares to 100,812,252 shares of common stock.

ACQUISITION OF BLACK SWAN PETROLEUM

On November 5, 2004, the Board of Directors of the Company authorized and approved a Share Sale and Purchase Agreement with Capersia Pte. Ltd. ("Capersia") entered into on October 27, 2004. Pursuant to the Agreement, the Company acquired a 40% interest of Black Swan Petroleum Pty. Ltd. for the issuance of 56,000,000 post-forward split shares, and $150,000. This transaction constituted a change in control of the Company, whereby Capersia controlled approximately 55% of the 100,812,252 then issued and outstanding shares of common stock of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 21, 2005, Mr. Peter G. Wilson tendered his resignation as Director of the Company. On January 24, 2005, Mr. Brian Alexander, President and Director of Texhoma Energy, Inc., appointed Mr. Frank Jacobs as Chairman of the Board to fill the vacancy created by the departure of Mr. Wilson as Director for the Company.

Mr. Jacobs graduated with a B. Sc. in Chemical Engineering in Holland in July 1976. He accepted an offer from the University in Calgary (Petroleum Engineering) to enter graduate studies which included a paid position as a research assistant and began his career in the oil and gas industry. His career was furthered in September 1984 when Mr. Jacobs joined PMA as a Senior Associate bringing international experience to a newly created Australian consulting group. His success as a consultant within the PMA group led to the appointment at Peko Oil.

In November 1990 at the invitation of the former CEO of Peko Oil, Mr. Jacobs accepted a project for building a mid size production company through the acquisition of oil and gas producing properties. The successful acquisition of Basin Oil, Barcoo Petroleum and Esso Timor Sea Limited transformed Cultus into a viable production and exploration Company and lifted its share price from $0.27 to $1.00 by the end of 1993. Mr. Jacobs was responsible not only for the ongoing acquisitions but also for the management of these assets.

In February 1994, Mr. Jacobs was appointed Managing Director of Cue Energy. As Managing Director, he was a member of the Board of Directors and the only executive director in charge of the day to day operations of the Company, both in Australia and Indonesia. Mr. Jacobs achieved excellent growth for the Company and established it as a reputable small international player in the upstream oil and gas industry.

In 1999, Mr. Jacobs joined Anzoil NL as Manager Engineering and Acquisitions and later became its Managing Director. Anzoil attempted a take-over of Cue Energy Resources NL. For which Mr. Jacobs negotiated option agreements over share parcels with Cue's major shareholders, obtained support from Anzoil's board and major shareholder Maurel & Prom (Paris, France) and arranged financing for the take over. In the end the Cue Energy shares were divested and Anzoil sought other avenues of growth.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Provided herewith as exhibit 99.1


(b) Pro forma financial information.

Provided herewith as exhibit 99.2

(c) Exhibits.

2.1(1) Share  and  Purchase  Agreement  dated October 27, 2004, between Capersia
     Pte.  Ltd.  and  Texhoma  Energy,  Inc.

99.1* Audited  financial  statements  of  Black  Swan  Petroleum Pty. Ltd.(f/k/a
     Anzoil  (Thailand)  Pty.  Ltd.)

99.2* Proforma balance sheet and statement of operations of Texhoma Energy, Inc, for the year ended September 30, 2004.

* Filed herewith.

(1) Filed as an exhibit to our Form 8-K filed with the Commission on January 25, 2005, and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                                  TEXHOMA  ENERGY,  INC.

                                  /s/  Max  Maxwell
                                  -----------------
                                  Max  Maxwell
                                  President

Dated: September 20, 2006